Exhibit 99.1

(NYSE: EVA) Enviva Partners, LP Business Overview Last Updated:August 13, 2018

FORWARD-LOOKING AND CAUTIONARY STATEMENTS Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the securities laws. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Enviva Partners, LP (NYSE: EVA) (“Enviva,” the “Partnership,” “we,” or “us”) expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions made by Enviva based on management’s expectations and perception of historical trends, current conditions, anticipated future developments, and other factors believed to be appropriate. Although Enviva believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies that are difficult or impossible to predict and are beyond its control, Enviva cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. A number of the assumptions on which these forward-looking statements are based are subject to risks and uncertainties, many of which are beyond the control of Enviva, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks and uncertainties include the factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC, including those risks relating to financial performance and results, economic conditions and resulting capital restraints, availability of sufficient capital to execute Enviva’s business plan, the ability of Enviva to complete acquisitions and realize the anticipated benefits of such acquisitions, impact of compliance with legislation and regulations and other important factors that could cause actual results to differ materially from those projected. When considering the forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such filings. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made, and Enviva undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements attributable to Enviva are qualified in their entirety by this cautionary statement. Industry and market data This presentation has been prepared by Enviva and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Enviva believes these third-party sources are reliable as of their respective dates, Enviva has not independently verified the accuracy or completeness of this information. Some data is also based on Enviva’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. 2

COMPANY HIGHLIGHTS:HIGH-GROWTH, “DROP-DOWN” MLP Strong fiber baskets deliver low-cost, growing natural resource, and stable pricing 1) Eurostat – Renewable Energy Statistics – February 02, 2018. Solid biomass, which includes wood, other biofuel, and renewable wastes, represented approximately 49.4% of primary renewable production in the EU-28 in 2016; 2) Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018, demand forecast for industrial pellets; 3) Source for biomass-fired capacity: Bloomberg New Energy Finance: Japan Biomass Market Update, June 30, 2016. Estimated demand for biomass of 15 to 20 million metric tons per year is based on Enviva’s conservative estimates assuming power plant efficiencies similar to existing European customers. Actual biomass consumption at Japanese power plants may vary; 4) As of August 1, 2018, excluding contracts that are subject to conditions precedent and volumes under the firm and contingent contracts between our long-term off-take customers and our Sponsor and the Hancock JVs; 5) Include all firm and contingent off-take contracts. References to the “First Hancock JV” and the “Second Hancock JV” refer to Enviva Wilmington Holdings, LLC and Enviva JV Development Company, LLC, respectively, which are joint ventures between our Sponsor and affiliates of John Hancock Life Insurance Company (U.S.A.) (“John Hancock”). The First Hancock JV and the Second Hancock JV are collectively referred to as the “Hancock JVs”; 6) Includes a firm 15-year, 270,000 MTPY contract commencing in 2022 and a 15-year, 250,000 MTPY contract commencing in 2021 that is subject to certain conditions precedent, between our Sponsor and Sumitomo Corporation, as well as a 15-year, 180,000 MTPY contract commencing in 2022 that is subject to certain conditions precedent, between the Partnership and a major Japanese trading house. The Partnership and our Sponsor expect the conditions precedent under these contracts to be met in 2018; 7) On August 8, 2018, reaffirmed full-year 2018 distribution guidance of at least $2.53 per unit 3 EXPERIENCED MANAGEMENT TEAM Management team led by industry founders and seasoned public company executives Demonstrated expertise acquiring, building, operating, and contracting / re-contracting platform assets Management rewarded for sustained growth in per-unit distributable cash flow SUBSTANTIAL GROWTH OPPORTUNITIES Expect aggregate distributions for 2018 of at least $2.53 per unit7 7-10% annual organic growth driven by contract price escalations, cost reduction, and productivity improvements Consistent track record of drop-down acquisitions from Sponsor. Visible 2019/2020 drop-down pipeline includes incremental adjusted EBITDA from Wilmington terminal with Hamlet volumes, the Hamlet plant, and the Greenwood plant Second Hancock JV to invest up to $525 million in production plants and deep-water marine terminals to meet growing Asian and European demand WORLD’S LARGEST SUPPLIER OF UTILITY-GRADE WOOD PELLETS TO MAJOR POWER GENERATORS WITH ALMOST 3 MILLION METRIC TONS PER YEAR (“MTPY”) OF CONTRACTED PRODUCTION CAPACITY COMPELLING INDUSTRY FUNDAMENTALS Critical supply chain partner for major power generators worldwide Nearly half of renewable energy production in the EU is from solid biomass1 Supportive multinational regulatory frameworks result in forecasted demand growing at 16% CAGR through 20222 Japan is targeting 6.0 to 7.5 gigawatts (“GWs”) of biomass-fired capacity by 2030, representing demand for 15 to 20 million MTPY of biomass3 Supply not adequate for demand with few providers of scale ADVANTAGED ASSETS Fully-contracted, strategically located production plants exporting through multiple deep-water marine terminals Embedded low cost to-port logistics and favorable long-term fixed-rate shipping contracts Sales strategy is to fully contract our production capacity under long-term agreements, and the Partnership is fully contracted through 2025 The Partnership has take-or-pay contracts with creditworthy counterparties with weighted-average remaining term of 8.5 years and a contracted revenue backlog of $6.3 billion4, increasing to 11.7 years and $12.2 billion, respectively, assuming all volumes held by the Partnership, our Sponsor and the Hancock JVs were included5 The Partnership recently extended its relationship with Drax Power Limited with a 5-year, 650,000 MTPY contract starting in 2022, and, along with our Sponsor, entered into three 15-year off-take contracts with two major Japanese trading houses totaling 700,000 MTPY6, bringing total long-term, contracted volumes into Japan to almost 1.5 million MTPY LONG-TERM OFF-TAKE CONTRACTS

ENVIVA SOLVES A GROWING, UNMET CHALLENGE FOR GENERATORS Wood pellets provide low-cost, drop-in solution Market growing rapidly: demand forecasted at 16% CAGR through 20222 Major industrial economies in the UK and EU are far short of binding, national-level 2020 and 2030 renewable targets Enviva is only enterprise supplier of scale In addition to renewables targets, Japan is addressing capacity shortage issues following the Fukushima nuclear disaster 30.4 million MTPY of forecasted global demand in 20222 Progress To Binding 2020 Renewables Targets 1 2022 Industrial Pellet Volume (Millions MTPY) 2 Gap Asia Europe % of Target % Short GER Demand Supply NL UK BEL FR DK 1) 2) Eurostat News Release – January 25, 2018; Publication: Share of renewables in energy consumption in the EU reached 17% in 2016 Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018. North American industrial pellet demand forecasted to be 100,000 tons in 2022 4 11.6 18.7 Supplly 44..87 Identified Supply 25.6 57% 38% 33% 30% 18%

OUR PRODUCT IS THE LOW-COST, DROP-IN SOLUTION FOR COAL 1) 4) Enviva; 2) CME Group; 3) Union Pacific Aurora Energy Research – Biomass conversions & the system cost of renewables (November 2016). Total System Cost of Electricity (TSCE) is the per-megawatthour cost of building and operating a generating plant over an assumed financial life including intermittency, security of supply, balancing, grid expansion, and heat adjustment (applicable for CHP only). Data is for Germany and may not be representative of all the markets in which we or our customers operate. CHP is Combined Heat & Power. Expansion costs are related to the electricity grid only. New build CCGT could require gas grid expansions, the cost of which is not included here IHS Markit: Levelized Cost of Power Generation in Japan, May 8, 2017. Costs are presented in real terms, as of 2020. In contrast to TSCE, Levelized Cost of Electricity (LCOE) does not include the intermittency costs associated with wind and solar power. LCOE for Dedicated Biomass assumes biomass wood-burning power plants with 112 MW of capacity and 40% efficiency 5 5) Levelized Cost of Electricity in Japan in 2020 (US$ / MWh)5 Biomass Firing $0$50$100$150$200$250 Solar Wind Dedicated Co-CCGT Biomass Total System Cost of Electricity in Germany (€ / MWh)4 olar iomass Conversion 0 €50 €100 €150 € S Onshore Wind ith B CCGT Biomass Conversion w CHP Firm dispatchable capacity Biomass is the lowest-cost solution and essential complement to intermittent sources of renewables. Wood Pellet vs. Coal Attributes Wood Pellets(1)NYMEX CAPP Coal(2) Southern PRB Coal(3) Median Heat Content (BTU/lb)8,00012,0008,600 Moisture4 – 10%< 10%26 – 30% Ash0 – 2%< 13.5%4.6 – 5.7% Sulfur0 – 0.15%< 1.0%< 1.0%

FAMILIAR MIDSTREAM ACTIVITIES ENGIE Rail Drying arubeni Pipeline Fractionating Vessel 6 CONVENTIONAL RENEWABLE GATHERING GATHERING STORAGE Enviva performs activities similar to midstream MLPs without direct exposure to crude oil or natural gas prices Qualifying income generated by aggregating a natural resource (timber), processing it into fuel, transporting pellets to deep-water marine storage terminals, and delivering ratably to utility customers UpstreamMidstreamDownstream Drax ProcessingTruckØrsted DensifyingVesselumitomo Wood Fiber ProcessingTruck WashingRailValero Coal, Gas, Oil S M BP STORAGE

EVA TOTAL RETURNS1 80 1)As of August 9, 2018. Based on Bloomberg’s total return data, which assumes reinvestment of distributions/dividends. Normalized for comparison purposes 7 Since IPO in 2015, EVA has outperformed the Alerian MLP Index by 112% 20095% 180 160 47% 14033% 120 100 (17%) 60 40 Apr-15Jul-15Oct-15Jan-16Apr-16Jul-16Oct-16Jan-17Apr-17Jul-17Oct-17Jan-18Apr-18Jul-18 EVAAlerian MLP IndexMSCI USA IMI ESGS&P 500

Enviva’s Port of Chesapeake Marine terminal Compelling Industry Fundamentals

MARKET SEEING REGULATORY STABILITY AND ORDERLY GROWTH Capacity Needs, and Renewable Energy Standards 9 Growing Asian Demand Driven by New Feed-in Tariffs, Policy Characteristics for Enviva’s Target Markets 1Biomass energy providing a compelling solution to the “trilemma” of energy cost, decarbonization, and grid stability 2Baseload / dispatchable characteristics of biomass power seen as a major advantage as electricity systems are placed under strain 3Policy-makers focused on improving financial discipline on a “total cost” basis, leading to more competition among renewables, where biomass can prevail 4Asian market maturing towards long-term supply contract structure, and can be cost-competitively supplied from the Southeastern U.S. 5In Japan, most nuclear reactors remain offline, creating capacity constraints due to lack of baseload generation. World’s highest feed-in tariff incenting renewable power generation 6Biomass co-firing of U.S. coal fleet can extend plant lives, preserve jobs, and benefit rural economies Northern European Countries Where Enviva’s Long-term Contracted Customers are Based

LIFECYCLE GREENHOUSE GAS EMISSIONS REDUCTION United Nations: “In fact, using biomass for electricity and heat, for example, co-firing of woody biomass with coal in the near term and large heating systems coupled with networks for district heating…are among the most cost-efficient and effective biomass applications for GHG emission reduction in modern pathways.”1 European Union: “The reinforced EU sustainability criteria on bioenergy aim to continue guaranteeing the sustainability of forest biomass used in the energy sector.”2 U.S. EPA: “U.S. forested lands currently remove more CO2 from the atmosphere than they emit…recent research shows that under current market and environmental conditions, continued forest land investment and management can allow for continued and even increased U.S. forest carbon stocks in the future.”3 1) 2) 3) IPCC, 2014: Climate Change 2014: Mitigation of Climate Change. Contribution of Working Group III to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change European Commission: Proposal for a Directive of the European Parliament and of the Council on the promotion of the use of energy from renewable sources, June 21, 2018 EPA’s Treatment of Biogenic Carbon Dioxide (CO2) Emissions from Stationary Sources that Use Forest Biomass for Energy Production, April 23, 2018 10 The role of bioenergy in the reduction of greenhouse gas emissions is widely recognized by international organizations and governments across the globe

OUR ACTIVITIES SUSTAIN THRIVING, HEALTHY FORESTS Since Enviva opened its first U.S. mill in 2011 Arboricultural Pine/Hardwood Between 2011 and 2016, forest area in our supply base increased by more than 300,000 acres and forest inventory increased by approximately 11%1 1) 2) 3) 4) 5) FIA data USDA - http://blogs.usda.gov/2015/06/08/study-finds-increasing-wood-pellet-demand-boosts-forest-growth-reduces-greenhouse-gas-emissions-creates-jobs/ 2015 The information in this panel is based on wood supplied to current Enviva facilities during Q3 & Q4 2017 This wood consists of undersized or “understory” wood that was removed as part of a larger harvest; tops and limbs; brush and “thinnings” that were removed to make additional room for planted pines to grow We can identify the individual production facilities that provided these materials 11 “An industry that can reduce greenhouse gas emissions, increase forest growth, and create jobs sounds too good to be true. But that is the reality of the emerging wood pellet market in the Southern U.S.”2 -USDA Chief Economist Robert Johansson Certifications and Ongoing Audits by Independent Agencies: PEFC/29-31-238SFI-01203 Our Wood Came from These Sources:3 0.1%39% 2%and OtherMixed Forests4 Bottomland Hardwood Forests4 3% Upland Hardwood Forests4 38% 19%Southern Yellow Sawdust &Pine Forests4 Industry Residues5 Our Track & Trace Program, a first-of-its-kind system, is an important element of our responsible wood supply program and provides unprecedented transparency into our procurement activities

SUPPLY GAP CREATED BY MULTIPLE HURDLES TO ENTRY Limited Supply Chain Infrastructure with reputable Fragmented Natural Resource Base term margin stability and Deep Process Capabilities Required Wood Aggregation Truck / Rail Loading Debarking & Chipping Size Reduction Wood Receiving & Storage Shipping Port Storage Drying Pelleting Commitment to Excellence in Safety, Sustainability & Reliability 12 Long-term, fixed-price shipping contracts logistics providers Off-take contract pricing escalators enable long-mitigate exposure to uncontrollable changes to cost position Plants strategically located in one of the most attractive wood fiber regions in the world Proximity to terminals results in low “to-port” transportation costs Cost-effective transportation due to ownership and/or control of ports

DURABLE COMPETITIVE ADVANTAGE EnvEnivivaa 8 U.S. GLOBAL ENTERPRISE Enviva’s existing production represents 3 Canada 1 Brazil grade wood pellet production capacity1 of plants for other pellet producers except Graanul Invest are based on Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018. Production capacity and number of plants for Graanul Invest are based on an earlier version of the Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices report as updated information is not currently available Although the Greenwood plant is included in the category of “under development/construction,” it is currently operational 13 2) # of Production Capacity (Thousand MTPY)05001000150020002500300035004000Plants1 Location SUPPLIERSGraanul Invest Pinnacle Pellets 12Baltics 8Canada SUPPLIERS SMALL & REGIONAL 3U.S. 1U.S. 3U.S. 1U.S. approximately 13% of current global utility-1U.S. Current CapacityUnder development/construction or financed for completion by 20192 1)Enviva’s total production capacity and number of plants are based on namepla te capacities of existing plants and the estimated capacity of the Hamlet and Greenwood plants, which are owned by the Hancock JVs. Production capacity and number FRAM Renewable Fuels Highland Pellets SUPPLIERSPacific Bioenergy Tanac SA Westervelt VERTICALLY-INTEGRATEDDrax Biomass Georgia Biomass (RWE) Enviva is the world’s largest publicly traded global enterprise supplier in a highly fragmented industry with numerous small, single-plant operators A “build and copy” approach allows for highly efficient, large-scale production facilities and creates operating leverage Multi-plant profile and global scale translate into superior reliability and opportunities for optimization Access to robust fiber baskets allows for reliable raw material supply and a flat marginal cost curve for incremental production

Enviva’s Production Facility in Northampton, NC Advantaged Assets

ENVIVA: PRODUCTION PLANTS AND TERMINAL ASSETS Location: Chesapeake, VA, wholly-owned Amory, MS Location: Panama City, FL by Enviva Plants Ports 15 Port of Mobile, AL Port of Panama City, FL Cottondale, FL Port of Wilmington, NC Sampson, NC Ahoskie, NC Port of Chesapeake, VA Port of Mobile Location: Mobile, AL Startup: 3rd Party Agreement Storage: Flex barge storage with 45K+ metric tons of capacity Port of Chesapeake by Enviva Startup: November 2011 Storage: Dome storage with 90K metric tons of capacity Port of Panama City Startup: 3rd Party Agreement Storage: Warehouse storage with 32K metric tons of capacity Port of Wilmington Location: Wilmington, NC, wholly-owned Startup: 2016 Storage: Dome storage with 90K metric tons of capacity Amory Location: Amory, MS Startup: August 2010 (acquired) Annual Production: 120K MTPY Ahoskie Location: Ahoskie, NC Startup: November 2011 Annual Production: 400K MTPY Southampton Location: Southampton, VA Startup: October 2013 Annual Production: 550K MTPY Northampton Location: Northampton, NC Startup: April 2013 Annual Production: 550K MTPY Cottondale Location: Cottondale, FL Startup: May 2008 (acquired) Annual Production: 730K MTPY Sampson Location: Sampson, NC Startup: November 2016 Annual Production: 545K MTPY, expected to increase to 600K MTPY in 2019 Northampton, NC Southampton, VA Storage and Terminaling Assets Production Plants – 2.9 million MTPY Capacity

NEGATIVE DEPLETION RESOURCE PLAY 1) 2) 3) FIA Data FIA Data, from 2000 through 2016, total wood fiber volume in the four primary areas Enviva sources its wood fiber grew by approximately 9.9 billion cubic feet, a net increase of 24% from 2000 U.S. Crude Oil and Natural Gas Proved Reserve, Year-end 2016, U.S. Energy Information Administration. As of 12/31/2016, proved oil and natural gas reserves of the U.S. were approximately 94.0 billion barrels of oil equivalent with approximately 12.4 billion barrels of oil equivalents in the Permian Basin 16 Wood Fiber (in billion cubic feet) Advantaged Resource Availability ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ‘16 Annual FiberAnnual Fiber GrowthDrain Wood fiber analog to conventional oil and gas would be adding the proved reserves of nearly two additional Permian Basins in the U.S.3 24% net growth in volume of wood fiber in Enviva’s procurement areas2 Robust Resource with Fragmented Supplier Base Hardwood RoundwoodPine RoundwoodOpen / Farmland 65,000+ private landowners16 million+ tons net annual fiber excess1 640 million+ tons of fiber1 million tons annual facility demand Northampton 75 mi.

Barge-to-Ship Loading at Enviva’s Operations in Mobile, AL Contracted Position & Risk Mitigation

BUSINESS MODEL MITIGATES RISK Off-take Contracts Long-term, take-or-pay, price determinant with make-whole and market-based damages Predominantly U.S. Dollar denominated Cost pass-throughs and escalators protect against inflation, cost of fiber, and fuel costs Provisions to protect against changes in laws, import duties, and taxes Markets / Financial Conservative balance sheet No direct exposure to crude oil or natural gas prices Customary insurance program geared for operations and scale of business Currency hedges in place to mitigate relatively small amount of foreign currency risk Hedged interest rate risk Operations & Fiber Geographically dispersed fleet of production plants located in strong fiber baskets Strategically located portfolio of ports providing optimal to-port logistics “Build and copy” approach facilitates common processes and operational knowledge Durable cash flows Shipping Long-term, fixed-rate shipping contracts matching off-take tenor and volume Multiple shipping partners Cost of bunker fuel passed through to customer 18 Note: off-take contract terms are examples of various provisions within our portfolio of contracts; no single contract in our portfolio contains every provision listed above

FULLY CONTRACTED PRODUCTION PROFILE EVA Production Firm Off-Take Contracts Contracted volumes in the graph above include only contracts of Enviva Partners, LP or its subsidiaries and do not include volumes under the Sponsor and the Hancock JVs’ contracts 1) 2) 3) As of August 1, 2018, excluding contracts that are subject to conditions precedent and volumes under the firm and contingent contracts between our long-term off-take customers and our Sponsor and the Hancock JVs Does not take into account opportunities the Partnership expects to have to increase production capacity Represents the estimated volumes the Partnership is expected to purchase from the Second Hancock JV under the off-take contract for the Greenwood plant’s production and does not include volumes sourced from third parties 19 Sales strategy is to fully contract our production capacity under long-term agreements $6.3 Billion Contracted revenue backlog1 8.5 Years Partnership’s weighted-average remaining term of off-take contracts1 Fully contracted through 2025 Thousand MTPY 2 EVA Purchases 3 3,500 3,000 2,500 2,000 1,500 1,000 500 0 20182019202020212022

INCREASINGLY DIVERSE CUSTOMER BASE Major 1) Includes base volume only 2) Includes all volumes under the firm and contingent off-take contracts held by the Partnership, our Sponsor and the Hancock JVs. The Partnership expects to have the opportunity to acquire these contracts from our Sponsor and Hancock JVs 20 2018 Off-Take Contract Mix1 2023 Off-Take Contract Mix2 Sumitomo Marubeni Drax LynemouthDrax Japanese Trading Houses Orsted Engie MGTEngie OrstedLynemouth ~3 million MTPY1 ~4.6 million MTPY2 ~ 30% from Japanese Customers by 2023 11.7 Years2 weighted-average remaining term $12.2 Billion2 contracted revenue backlog

CONTRACT AND MARKET UPDATE – EUROPE In June, the European Commission, the European Council, and the European Parliament announced the agreement of key policy terms of the Renewable Energy Directive II (“RED II”) framework, including a binding EU-wide target share for renewables of 32 percent in the energy mix by 2030, up from the target of 20 percent by 2020. The agreement also reconfirmed that energy generated from biomass counts towards the renewable energy target and is eligible for support mechanisms. To deliver its contribution to the EU-wide 2030 renewable target of 32 percent, the Government of Ireland recently approved the Renewable Electricity Support Scheme, which introduces a new incentive auction system where all renewable technologies, including biomass, are eligible to bid for state support. To meet its binding obligations, the Government of Ireland also committed to achieve 40 percent renewable electricity by 2020 with a 2030 ambition of 55 percent. In the Netherlands, the government has stated its intent to close the country’s largest natural gas field and is encouraging the 200 largest users of natural gas to convert to an alternative, preferably renewable, source of energy. While the government is still reviewing applications in the spring 2018 SDE+ allocation round, it has announced that at least 38 biomass heat and combined heat and power (“CHP”) projects have been awarded incentives. Biomass heat and CHP projects are also eligible to bid for incentives in the autumn 2018 allocation round, which will have a total budget of 6 billion euros. Germany’s energy minister has stated that coal emissions in Germany need to fall by 60% in order to reach the country’s binding 2030 carbon reduction mandates. The government recently established a highly anticipated official task force, the Special Commission on Growth, Structural Economic Change and Employment, which will determine the approach for the phase out of coal-fired generation. As all German nuclear generation is expected to be retired by 2022, and given the ongoing need for dispatchable heat and electricity, industrial scale biomass is expected to become an increasingly attractive option. In the UK, the National Infrastructure Commission, in its recently published National Infrastructure Assessment, called for renewable generation to make up 50 percent of the country’s electricity systems by 2030 and recommended limited government support for nuclear generation, which currently makes up approximately 18 percent of total electricity generated. The Partnership announced it has recently extended its relationship with Drax by executing a firm, take-or-pay off-take contract to supply 650,000 MTPY of wood pellets starting in 2022 and continuing through 2026. 1)Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018 21 European industrial wood pellet demand expected to grow to 18.7 million tons by 2022, a 10% annual growth rate1

CONTRACT AND MARKET UPDATE – ASIA AND REST OF WORLD In Japan, long-term demand of imported wood pellets continues to grow as the government targets 6.0 to 7.5 GWs of biomass-fired capacity, which represents demand for 15 to 20 million MTPY of biomass, as part of its expected power source mix for 20302. The Japanese government approved the country’s fifth Strategic Energy Plan prepared by the Ministry of Economy, Trade, and Industry. In addition to confirming renewable energy’s target share of 22 to 24 percent in Japan’s 2030 energy mix, the plan designated renewables, including biomass, as a main source of power generation, indicating a major shift in government policy that recognizes renewable energy’s role as a baseload power source. The Partnership announced that its Sponsor executed two new take-or-pay off-take contracts with Sumitomo Corporation to supply a total of 520,000 MTPY to new biomass power plants in Japan, including a firm 15-year, 270,000 MTPY contract commencing in 2022 and a 15-year, 250,000 MTPY contract commencing in 2021, subject to certain conditions precedent, which the Partnership expects to be met in 2018. The Partnership executed a 15-year, 180,000 MTPY take-or-pay off-take contract commencing in 2022 with a major Japanese trading house to supply a new power plant in Japan, subject to certain conditions precedent, which the Partnership expects to be met in 2018. In early 2018, the Partnership and the Second Hancock JV entered into 15-year, 630,000 MTPY3, off-take contracts with a major Japanese trading house, subject to conditions precedent. The Partnership also entered into a firm long-term take-or-pay off-take contract with Marubeni Corporation to supply 100,000 MTPY of wood pellets for ten years commencing in 2022 to a new power plant in Japan. In South Korea, the country’s sustainable certification system, set to take effect on October 1st of this year, will require wood products to have proper documentation, including third-party certifications, to prove that the wood is legally harvested4. This can be challenging for many existing suppliers, particularly in Southeast Asia, and may result in a structural shift in South Korean utilities’ biomass procurement practices. Since the end of 2017, the Partnership has delivered several vessels under its contract to supply a minimum of 220,000 metric tons over three years to Albioma’s 36.5 megawatt, biomass-fueled CHP facility in Martinique, subject to the facility achieving full operation. Albioma’s model is replicable in island nations around the world, highlighting the economic benefits of coupling locally sourced biomass with imported wood pellets to displace higher-cost fossil fuels with a compelling environmental solution. 1) 2) Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018 Source for biomass-fired capacity: Bloomberg New Energy Finance: Japan Biomass Market Update, June 30, 2016. Estimated demand for biomass of 15 to 20 million metric tons per year is based on Enviva’s conservative estimates assuming power plant efficiencies similar to existing European customers. Actual biomass consumption at Japanese power plants may vary. Includes 180,000 MTPY with the Partnership and 450,000 MTPY with the Second Hancock JV, in each case subject to certain conditions precedent Source: Argus Biomass Markets, March 28, 2018 3) 4) 22 Asian industrial wood pellet demand expected to grow to nearly 11.6 million tons by 2022, a 29% annual growth rate1 env1va . ... Enviva's Port of Chesapeake terminal Substantial Growth Opportunities

THREE PILLARS OF GROWTH strategic capability, and/or geographic Wilmington terminal with Hamlet volumes 1)Based on increases in nameplate capacity at the Amory, Ahoskie, Southampton, Northampton, Cottondale, and Sampson plants from 2016 to 2017 2)Based on decreases in delivered fiber costs for Amory, Ahoskie, Southampton, Northampton, and Cottondale plants from 2016 to 2017; the Sampson plant is not included as it was not owned by the Partnership for the full year of 2016 24 Proven, successful, and selective acquirer Acquisitions must compare favorably to Sponsor development pipeline and drop-down economics Target opportunities must be core to the business and bring new customer set, diversification Three drop-downs since IPO including 1.1 million MTPY of production capacity and 3 million MTPY of terminaling capacity Visible 2019/2020 drop-down pipeline includes incremental Wilmington terminal adjusted EBITDA, the Hamlet plant, and the Greenwood plant: Incremental adjusted EBITDA from One production plant drop-down expected in each of 2019 and 2020 2 – 3 million MTPY development pipeline at Sponsor The Second Hancock JV expects to make the final investment decision on a deep-water marine terminal in Pascagoula, MS and a wood pellet production plant in Lucedale, MS in late 2018 or early 2019 Pricing increases and escalators under existing contracted position 7 - 10% annual organic growth driven by contract price escalations, cost reduction, and productivity improvements 5% increase in nameplate production capacity achieved in 2017 over 20161 Nameplate capacity at the Cottondale plant improved from 650,000 MTPY upon acquisition to 730,000 MTPY today Reduced delivered fiber costs by approximately 5% in 2017 from 20162 Third-Party Acquisition Opportunities Accretive Drop-Downs from Sponsor Organic Growth within the Partnership

STRATEGIC CLUSTERS Sampson Plant Hamlet Plant1 Greenwood Plant2 Port of Wilmington  Expected to increase production capacity to 600,000 MTPY in 20196 Production will be initially sold to the Partnership under a 4-year off-take contract  600,000 MTPY upon achieving full production capacity3 Drop-down acquisition completed in December 2016 and included a long-term contract with Ørsted 3 million MTPY capacity Drop-down acquisition completed in October 2017 $8 million adjusted EBITDA growing to $16 million once the Hamlet plant reaches its expected full production rate of 600,000 MTPY4,5 600,000 MTPY capacity Expected to be operational early 2019 Production expected to support our Sponsor’s off-take contract to supply the Macquarie MGT Teesside project in the UK 1) 2) 3) 4) 5) Currently owned by the First Hancock JV Currently owned by the Second Hancock JV Additional details are available as part of our Earnings Release as of November 3, 2016 For a reconciliation of estimated adjusted EBITDA to estimated net (loss) income, please see slide 46. Additional details are available as part of our Earnings Release as of May 10, 2017 For an explanation of why we are unable to reconcile the estimated adjusted EBITDA of $16.0 million per year for Enviva’s Port of Wilmington terminal once the Hamlet plant reaches its expected full production rate to the most directly comparable GAAP financial measures, please see slide 47 The Greenwood plant is expected to increase production capacity to 600,000 MTPY in 2019, after production ramp and incremental capital investments have been completed, subject to receipt of necessary permits 25 6) Wilmington, NC Cluster Port of Wilmington Plants Port Greenwood Plant Hamlet Plant Sampson Plant

VISIBLE GROWTH in Pascagoula4 Drop-Down3 Port of Wilmington Drop-Down3 1) On February 22, 2018, provided full-year 2018 guidance for adjusted EBITDA in a range of $118 million to $122 million. Although we believe that the Partnership’s full-year 2018 guidance for adjusted EBITDA and distributable cash flow remains achievable despite the February 27, 2018 fire (the “Chesapeake Incident”) at the Partnership’s marine export terminal at the Port of Chesapeake, Virginia (the “Chesapeake terminal”), the actual amounts we report for any specific quarter and for full-year 2018 will be partially dependent on the amount of recoveries from insurers and other responsible parties, the timing and performance of which are not entirely within the Partnership’s control Based on estimated run-rate adjusted EBITDA for Wilmington once the Hamlet plant reaches its expected full production rate of 600,000 MTPY. Additional details are available as part of our Earnings Release as of May 10, 2017. Although we expect the Hamlet plant to be successfully completed, we cannot assure you that our Sponsor or the Hancock JVs will be successful in completing this development project The estimated incremental adjusted EBITDA that can be expected from a plant drop-down is based on similar plants in our portfolio. Although we expect to have the opportunity to acquire assets or completed development projects, including the Hamlet and Greenwood plants, from our Sponsor or the Hancock JVs in the future, we cannot assure you that our Sponsor or the Hancock JVs will be successful in completing their development/improvement projects or that we will successfully negotiate an agreement with our Sponsor or the Hancock JVs to acquire such assets or projects The Second Hancock JV is currently developing a deep-water marine terminal in Pascagoula, Mississippi and a wood pellet production plant in Lucedale, Mississippi, and expects to make a final investment decision on these facilities in late 2018 or early 2019. Although we expect to have the opportunity to acquire assets or completed development projects from our Sponsor or the Second Hancock JV in the future, we cannot assure you that our Sponsor or the Second Hancock JV will be successful in completing their development/improvement projects or that we will successfully negotiate an agreement with our Sponsor or the Second Hancock JV to acquire such assets or projects 2) 3) 4) 26 See slides 45 and 46 for reconciliation of estimated adjusted EBITDA to estimated net (loss) income. For an explanation of why we are unable to reconcile the estimated adjusted EBITDA for Wilmington once the Hamlet plant reaches its expected full production rate to the most directly comparable GAAP financial measures, please see slide 47 Adjusted EBITDA ($ millions) $240 $220 Visible AdjustedPotential Plant $200EBITDA Growthin Lucedale4 $180Potential Terminal $160 $1402020 Plant $1202019 Plant $100Throughput from Hamlet2 $80 $60 2018 Guidance1 + 7 – 10% annual organic growth expected in underlying base business without drop-down acquisitions $118 – $122 $6 - $8 $20+ $20+

ADDITIONAL SPONSOR DEVELOPMENT AND MARKET EXPANSION OPPORTUNITIES 1)Assets under control / assessment are shown at approximate locations 27 Market Leadership Enables European Thermal Opportunity Sponsor’s Development Pipeline – “Build and Copy” Approach Port of Jacksonville, FL Port of Pascagoula, MS Plants in the PartnershipPorts in or leased by the Partnership Plants under construction / expansionPort sites under control / assessment1 Plant sites under control / assessment1 Lucedale, MS Epes, AL Taylorsville, MS Greenwood, SC Hamlet, NC

GROWTH SUPPORTED BY COMMITTED INVESTORS NYSE: EVA “Our Sponsor” 1)Although we expect to continue to have the opportunity to acquire assets from our Sponsor and the Hancock JVs, there can be no assurance that our Sponsor or the Hancock JVs will complete their development/improvement projects or that our Sponsor will decide to sell, or compel the Hancock JVs to sell, assets or completed development projects to us. Unless extended, the right of first offer under the Purchase Rights Agreement expires in May 2020. 28 Enviva Holdings, LPEnviva Partners, LP Sponsor Assets DevelopmentFinance, Construction, and Commissioning Operations Attractive cost of capital with access to capital markets for long-term funding ROFO1 on JV and Joint Ventures ▪Separate entities that acquire, finance, develop, construct, and commission projects from Sponsor pipeline ▪The First Hancock JV, which has invested approximately $360 million to date, will retain ownership of Enviva Pellets Hamlet, LLC, the entity constructing the 600,000 MTPY Hamlet plant ▪Our Sponsor recently entered into the Second Hancock JV with John Hancock to invest up to $525 million into production plants and deep-water marine terminals. John Hancock and our Sponsor are responsible for funding 75% and 25%, respectively, of the capital into the new joint venture. The Second Hancock JV has completed the acquisition of the wood pellet production plant in Greenwood, South Carolina ▪The Sponsor serves as the managing member and operator of the joint ventures and can compel the Hancock JVs to sell assets to EVA if certain investment returns are achieved Strong Development Engine & Customer Contract Pipeline ▪ John Hancock is the US unit of ManuLife Financial and one of the world’s largest timberland investment managers ▪ $11.0 billion and 6.0 million acres of timberlands under management $550 Million Invested to Date▪ $38 billion energy/power private investment firm ▪ Principal owner of our Sponsor

ADJACENT MARKETS EXPERIENCING RAPID DEMAND GROWTH WOOD PELLETS ARE LARGELY FUNGIBLE ACROSS INDUSTRIAL AND HEATING MARKETS 1) Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018. North American industrial pellet demand forecasted to be 100,000 tons in each of 2017-2022 29 Metric Tons (000’s) Metric Tons (000’s) Enviva primarily serves the industrial market… Industrial Pellet Forecasted Demand1 30,000 25,000 20,000 15,000 10,000 5,000 - 201720182019202020212022 EuropeAsiaNorth America … but increasingly shipping to another large, growing market Heating Pellet Forecasted Demand1 30,000 25,000 20,000 15,000 10,000 5,000 - 201720182019202020212022 EuropeAsiaNorth AmericaOther

BREAKING THE FIBER LOGISTICS BARRIER UNLOCKS NORTH AMERICAN BASIS DIFFERENTIAL $147 $61 Source: All data except data for Brazil are from RISI World Timber Price Quarterly – February 2018 for the fourth quarter of 2017. The wood chip price for Latvia is based on CIF Sweden. Data for Brazil is from Forest2Market - the cost of delivered wood chips in Brazil is approximately US$41-$43 per green metric ton. The primary in-country market for these chips is the food production and crop industries, which use chips for heat and drying purposes. However, the average minimum FOB price in Brazil is around US$148 per dry metric ton due to the logistical and administrative costs related to exporting these chips 30 Wood Chip Price US$ / Dry Ton Latvia $123 $122 Germany Southern US Japan $148 Brazil >$250 Billion Value of annual global trade in wood products Pelletizing fiber breaks logistics barrier and enables worldwide delivery

MARKET GROWTH DRIVEN BY APPLICATION DIVERSITY 1) Graph illustrative only 31 Market Driven Policy Driven Price Per Ton Long-term contracted demand for wood pellet displacement of coal has enabled substantial infrastructure investment in processing and logistics assets Resulting global distribution capability for low cost fiber can fulfill emerging demand from other applications for wood pellets Future Market Application and Potential Size1 Chemicals Polymers Bio-Crude Cellulosic (C5 / C6 sugar) Lignin bi-products Industrial Steam District Heating Loops Retail Heating CHP Combined Heat & Power Coal Displacement

Night Shift at Enviva Pellets Northampton Financial Highlights 32

FINANCIAL RESULTS Chesapeake 1) Excluding the full financial impact of the Chesapeake Incident. References herein to the full financial impact of the Chesapeake Incident include the approximate costs incurred through March 31, 2018 and June 30, 2018, respectively, in connection with emergency responses, disposal of wood pellet inventory, asset disposal and repair, as well as associated business continuity expenses, which include incremental logistics costs and loss of margin on incremental wood pellet production, offset by insurance recoveries received by August 8, 2018; 2) As of January 1, 2018, the Partnership adopted Financial Accounting Standards Board Accounting Standards Codification 606 (“ASC 606”). For periods before January 1, 2018, AGM per metric ton has been adjusted to reflect the impact of ASC 606 for comparison purposes only; 3) Prior to any distributions paid to our general partner 4) Common and subordinated unit See slides 43 and 44 for Adjusted EBITDA, Distributable Cash Flow and Adjusted Gross Margin per Metric Ton reconciliations See Note 1 of our financial statements, Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation 33 Distribution increased every quarter since initial public offering 2017 2018 $ MILLIONS, EXCEPT PER METRIC TON AND PER UNIT DATA Q1 Recast Q2 Recast Q3 Recast Q4 Q1 Q1 Excluding Chesapeake Incident1 Q2 Q2 Excluding Incident1 NET REVENUE $122.4 127.5 $132.2 $161.0 $125.8 - $132.1 - COST OF GOODS SOLD $106.1 $111.2 $111.8 $135.3 $130.3 - $115.8 - GROSS MARGIN $16.4 $16.3 $20.4 $25.7 ($4.5) - $16.3 - AGM PER METRIC TON $41.29 $45.18 $46.90 $47.43 $7.35 $38.11 $37.74 $40.40 AGM PER METRIC TON, adjusted for ASC 6062 $38.57 $42.35 $43.27 $43.88 $7.35 $38.11 $37.74 $40.40 NET INCOME (LOSS) $0.0 $1.5 $5.0 $7.9 ($19.3) - $3.5 - ADJUSTED EBITDA $21.3 $23.3 $25.8 $31.9 $17.6 $21.8 $21.1 $23.7 DISTRIBUTABLE CASH FLOW3 $13.5 $14.5 $17.7 $22.1 $8.8 $12.8 $11.1 $13.7 DISTRIBUTION PER UNIT4 $0.555 $0.570 $0.615 $0.620 $0.625 $0.625 $0.630 $0.630

OUTLOOK & GUIDANCE (Forecast) 1) On February 22, 2018, provided full-year 2018 guidance for adjusted EBITDA in a range of $118 million to $122 million. Although we believe that the Partnership’s full-year 2018 guidance for adjusted EBITDA and distributable cash flow remains achievable despite the Chesapeake Incident, the actual amounts we report for any specific quarter and for full-year 2018 will be partially dependent on the amount of recoveries from insurers and other responsible parties, the timing and performance of which are not entirely within the Partnership’s control; 2) Excluding the full financial impact of the Chesapeake Incident; 3) Prior to any distributions paid to our general partner; 4) Common and subordinated unit. On August 8, 2018, reaffirmed full-year 2018 distribution guidance of at least $2.53 per unit See slide 45 for Adjusted EBITDA and Distributable Cash Flow reconciliations 34 2018 guidance does not include the impact of any potential acquisitions or drop-downs. Although we believe that the Partnership’s full-year 2018 guidance remains achievable, the actual amounts will be partially dependent on the amount and timing of recoveries of costs related to the Chesapeake Incident $ MILLIONS, EXCEPT PER UNIT FIGURES Six Months Ended 6/30/2018 Six Months Ended 12/31/18 20181 ADJUSTED EBITDA $38.7 — — ADJUSTED EBITDA, EXCLUDING THE CHESAPEAKE INCIDENT2 $45.3 $72.7 – 76.7 $118.0 - $122.0 DISTRIBUTABLE CASH FLOW3 $19.9 — — DISTRIBUTABLE CASH FLOW, EXCLUDING THE CHESAPEAKE INCIDENT2,3 $26.5 $53.0 – 57.0 $79.5 - $83.5 DISTRIBUTION PER UNIT4 OF AT LEAST $1.255 $1.275 $2.530

Tool and Die Work at Enviva’s Production Plant in Ahoskie, NC Experienced Team

HIGH CALIBER LEADERSHIP BP Williams John Bumgarner Director (Independent) John Keppler Chairman & CEO Bill Reilly Director (Independent) Shai Even EVP & CFO Gary Whitlock Director (Independent) EPA Thomas Meth EVP, Sales & Marketing Exxon Janet Wong Director (Independent) Bill Schmidt EVP, Corporate Development & General Counsel Buckeye Alon Ralph Alexander Director Royal Smith EVP, Operations Robin Duggan Director CenterPoint KPMG Nic Lane EVP, Human Capital Jim Derryberry Director Ray Kaszuba SVP, Finance & Treasurer Chris Hunt Director Plum Creek GM Jim Geraghty VP, Operations Finance Carl Williams Director 36 Management Directors Management and Board with Significant Industry Experience

ENVIVA: A COMPELLING STORY ~16% Market Growth1 Market driven by compelling industry fundamentals 1) 2) Estimated ~16% market growth rate is per Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; Second Quarter 2018 Revenue backlog and weighted-average remaining term of off-take contracts are as of August 1, 2018, excluding contracts that are subject to conditions precedent and volumes under the firm and contingent contracts between and our long-term off-take customers and our Sponsor and the Hancock JVs On August 8, 2018, reaffirmed full-year 2018 distribution guidance of at least $2.53 per unit 37 3) ~3 Million MTPY World’s largest utility-grade wood pellet producer Advantaged Portfolio of plants and ports Fully Contracted Through 2025 $6.3 billion backlog / 8.5 year weighted-average remaining term2 $2.53 per Unit3 2018 expected aggregate distributions Visible Drop-Down Inventory 2 -3 million MTPY Sponsor development pipeline env1va Financial Information & Reg G Reconciliations

ANNUAL FINANCIAL INFORMATION ENVIVA PARTNERS, LP AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS ($ thousands, except per unit amounts) See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation. (RECAST) 39 YEAR ENDED DECEMBER 31, 2017 2016 (RECAST) 2015 PRODUCT SALES $522,250 $444,489 $450,980 OTHER REVENUE 20,971 19,787 6,394 NET REVENUE 543,221 464,276 457,374 COST OF GOODS SOLD, EXCLUDING DEPRECIATION AND AMORTIZATION 419,616 357,418 365,061 LOSS ON DISPOSALS OF ASSETS 4,899 2,386 2,081 DEPRECIATION AND AMORTIZATION 39,904 27,700 30,692 TOTAL COST OF GOODS SOLD 464,419 387,504 397,834 GROSS MARGIN 78,802 76,772 59,540 GENERAL AND ADMINISTRATIVE EXPENSES 15,951 18,894 7,740 DISPOSAL AND IMPAIRMENT ON ASSETS HELD FOR SALE 827 9,991 — RELATED PARTY MSA FEE 14,156 14,204 16,182 TOTAL GENERAL AND ADMINISTRATIVE EXPENSES 30,934 43,089 23,922 INCOME FROM OPERATIONS 47,868 33,683 35,618 OTHER EXPENSE: INTEREST EXPENSE (31,744) (15,643) (10,558) RELATED-PARTY INTEREST EXPENSE — (578) (1,154) OTHER INCOME (1,751) (3,999) (3,720) TOTAL OTHER EXPENSE, NET (33,495) (20,220) (15,432) INCOME BEFORE TAX EXPENSE 14,373 13,463 20,186 INCOME TAX EXPENSE — — 2,623 NET INCOME 14,373 13,463 17,563 LESS NET LOSS ATTRIBUTABLE TO NONCONTROLLING PARTNERS’ INTERESTS 3,140 5,804 2,859 NET INCOME ATTRIBUTABLE TO ENVIVA PARTNERS, LP 17,513 19,267 20,422 LESS: PREDECESSOR LOSS TO MAY 4, 2015 (PRIOR TO IPO) — — (2,132) LESS: PRE-ACQUISITION INCOME FROM APRIL 10, 2015 TO DECEMBER 10, 2015 FROM OPERATIONS OF ENVIVA PELLETS SOUTHAMPTON DROP-DOWN ALLOCATED TO GENERAL PARTNER — — 6,264 LESS: PRE-ACQUISITION LOSS FROM INCEPTION TO DECEMBER 13, 2016 FROM OPERATIONS OF ENVIVA PELLETS SAMPSON DROP-DOWN ALLOCATED TO GENERAL PARTNER — (3,231) (1,815) LESS: PRE-ACQUISITION LOSS TO OCTOBER 2, 2017 FROM OPERATIONS OF ENVIVA PORT OF WILMINGTON DROP-DOWN ALLOCATED TO GENERAL PARTNER (EPW) (3,049) (2,110) (937) ENVIVA PARTNERS, LP LIMITED PARTNERS’ INTEREST IN NET INCOME $20,562 $24,608 $19,042 NET INCOME PER LIMITED PARTNER COMMON UNIT: BASIC $0.65 $ 0.95 $ 0.80 DILUTED $0.61 $ 0.91 $ 0.79 NET INCOME PER LIMITED PARTNER SUBORDINATED UNIT: BASIC $0.65 $ 0.93 $ 0.80 DILUTED $0.65 $ 0.93 $ 0.79 WEIGHTED AVERAGE NUMBER OF LIMITED PARTNER UNITS OUTSTANDING: COMMON – BASIC 14,403 13,002 11,988 COMMON – DILUTED 15,351 13,559 12,258 SUBORDINATED – BASIC AND DILUTED 11,905 11,905 11,905 DISTRIBUTION DECLARED PER LIMITED PARTNER UNIT FOR RESPECTIVE PERIODS $2.360 $2.100 $1.163

QUARTERLY FINANCIAL INFORMATION ENVIVA PARTNERS, LP AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ($ thousands, except per unit amounts) See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation. (RECAST) 40 THREE MONTHS ENDED June 30, 2018 March 31, 2018 DEC 31, 2017 SEP 30, 2017 (RECAST) JUN 30, 2017 (RECAST) MAR 31, 2017 PRODUCT SALES $129,674 $122,799 $156,108 $125,422 $121,673 $119,047 OTHER REVENUE 2,427 3,002 4,900 6,801 5,874 3,396 NET REVENUE 132,101 125,801 161,008 132,223 127,547 122,443 COST OF GOODS SOLD, EXCLUDING DEPRECIATION AND AMORTIZATION 105,723 121,038 122,830 100,897 99,172 96,717 LOSS ON DISPOSALS OF ASSETS 244 — 1,657 1,237 2,005 — DEPRECIATION AND AMORTIZATION 9,818 9,304 10,800 9,707 10,039 9,358 TOTAL COST OF GOODS SOLD 115,785 130,342 135,287 111,841 111,216 106,075 GROSS MARGIN 16,316 (4,541) 25,721 20,382 16,331 16,368 GENERAL AND ADMINISTRATIVE EXPENSES 3,921 2,840 2,362 3,975 3,864 5,750 IMPAIRMENT OF ASSETS HELD FOR SALE — — 827 — — — RELATED-PARTY MSA FEE 3,366 3,964 4,408 3,729 3,006 3,013 INCOME (LOSS) FROM OPERATIONS 9,029 (11,345) 18,124 12,678 9,461 7,605 OTHER INCOME (EXPENSE): INTEREST EXPENSE (9,047) (8,645) (8,674) (7,653) (7,710) (7,707) OTHER INCOME (EXPENSE) 3,562 655 (1,552) (2) (254) 57 TOTAL OTHER EXPENSE, NET (5,485) (7,990) (10,226) (7,655) (7,964) (7,650) NET INCOME (LOSS) 3,544 (19,335) 7,898 5,023 1,497 (45) LESS NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING PARTNERS’ INTERESTS — — (40) 665 1,196 1,319 NET INCOME (LOSS) ATTRIBUTABLE TO ENVIVA PARTNERS, LP $3,544 $(19,335) $7,858 $5,688 $2,693 $1,274 LESS: PRE-ACQUISITION INCOME (LOSS) FROM INCEPTION TO DOCTOBER 1, 2017 FROM OPERATIONS OF ENVIVA PORT OF WILMINGTON, LLC DROP-DOWN ALLOCATED TO GENERAL PARTNER — — 32 (651) (1,169) (1,261) ENVIVA PARTNERS, LP LIMITED PARTNERS’ INTEREST IN NET INCOME (LOSS) $3,544 $(19,335) $7,826 $6,339 $3,862 $2,535 NET INCOME (LOSS) PER LIMITED PARTNER COMMON UNIT: BASIC $0.08 $(0.78) $0.25 $0.20 $0.12 $0.08 DILUTED $0.08 $(0.78) $0.24 $0.19 $0.11 $0.07 NET INCOME (LOSS) PER LIMITED PARTNER SUBORDINATED UNIT: BASIC $0.08 $(0.78) $0.25 $0.20 $0.12 $0.08 DILUTED $0.08 $(0.78) $0.25 $0.20 $0.12 $0.08 WEIGHTED AVERAGE NUMBER OF LIMITED PARTNER UNITS OUTSTANDING: COMMON – BASIC 18,597 14,438 14,417 14,412 14,405 14,380 COMMON – DILUTED 19,728 14,438 15,390 15,385 15,359 15,228 SUBORDINATED – BASIC AND DILUTED 7,804 11,905 11,905 11,905 11,905 11,905

NON-GAAP FINANCIAL MEASURES This presentation contains certain financial measures that are not presented in accordance with GAAP. Although they should not be considered alternatives to the GAAP presentation of the financial results of the Partnership, management views such non-GAAP measures as important to reflect the Partnership’s actual performance during the periods presented, including as measured against our published guidance, which did not include the impact of certain acquisitions made by the Partnership. Non-GAAP Financial Measures We use adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow to measure our financial performance.. Adjusted Gross Margin per Metric Ton We define adjusted gross margin as gross margin excluding asset disposals and depreciation and amortization included in cost of goods sold. We believe adjusted gross margin per metric ton is a meaningful measure because it compares our revenue-generating activities to our operating costs for a view of profitability and performance on a per metric ton basis. Adjusted gross margin per metric ton will primarily be affected by our ability to meet targeted production volumes and to control direct and indirect costs associated with procurement and delivery of wood fiber to our production plants and the production and distribution of wood pellets. Adjusted EBITDA We define adjusted EBITDA as net income or loss excluding depreciation and amortization, interest expense, income tax expense, early retirement of debt obligations, non-cash unit compensation expense, asset impairments and disposals, changes in the fair value of derivative instruments, and certain items of income or loss that we characterize as unrepresentative of our ongoing operations, including certain expenses incurred related to the Chesapeake Incident (consisting of emergency response expenses, expenses related to the disposal of inventory, and asset disposal and repair costs, offset by insurance recoveries). Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure. Distributable Cash Flow We define distributable cash flow as adjusted EBITDA less maintenance capital expenditures and interest expense net of amortization of debt issuance costs, debt premium and original issue discounts. We use distributable cash flow as a performance metric to compare the cash-generating performance of the Partnership from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. We do not rely on distributable cash flow as a liquidity measure. Adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider adjusted gross margin per metric ton, adjusted EBITDA, or distributable cash flow in isolation or as substitutes for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. 41

NON-GAAP FINANCIAL MEASURES RECONCILIATION The following table provides a reconciliation of distributable cash flow and adjusted EBITDA to net income (loss): See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation. (RECAST) 42 YEAR ENDED DECEMBER 31, 2017 2016 (RECAST) 2015 $ THOUSANDS RECONCILIATION OF DISTRIBUTABLE CASH FLOW AND ADJUSTED EBITDA TO NET INCOME: NET INCOME $14,373 $13,463 $17,563 ADD: DEPRECIATION AND AMORTIZATION 40,361 27,735 30,738 INTEREST EXPENSE 31,744 16,221 11,712 EARLY RETIREMENT OF DEBT OBLIGATION 4,438 4,699 PURCHASE ACCOUNTING ADJUSTMENT TO INVENTORY — — 697 NON-CASH UNIT COMPENSATION EXPENSE 5,014 4,230 704 INCOME TAX EXPENSE — — 2,623 ASSET IMPAIRMENTS AND DISPOSALS 5,726 12,377 2,081 CHANGES IN THE FAIR VALUE OF DERIVATIVE INSTRUMENTS 1,565 — — TRANSACTION EXPENSES 3,598 827 893 ADJUSTED EBITDA $102,381 $79,291 $71,710 LESS: INTEREST EXPENSE NET OF AMORTIZATION OF DEBT ISSUANCE COSTS, DEBT PREMIUM AND ORIGINAL ISSUE DISCOUNT 30,297 14,329 10,106 MAINTENANCE CAPITAL EXPENDITURES 4,353 5,187 4,359 DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO ENVIVA PARTNERS, LP $67,731 $59,775 $57,245 LESS: DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO INCENTIVE DISTRIBUTION RIGHTS 3,398 1,077 — DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO ENVIVA PARTNERS, LP LIMITED PARTNERS $64,333 $58,698 $57,245

NON-GAAP FINANCIAL MEASURES RECONCILIATION (CONT.) The following table provides a reconciliation of distributable cash flow and adjusted EBITDA to net income (loss): See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation. (RECAST) 43 THREE MONTHS ENDED June 30, 2018 March 31, 2018 DEC 31, 2017 SEP 30, 2017 (RECAST) JUN 30, 2017 (RECAST) MAR 31, 2017 $ THOUSANDS RECONCILIATION OF DISTRIBUTABLE CASH FLOW AND ADJUSTED EBITDA TO NET INCOME (LOSS): NET INCOME (LOSS) $3,544 $(19,335) $7,898 $5,023 $1,497 $(45) ADD: DEPRECIATION AND AMORTIZATION 10,031 9,408 11,246 9,709 10,044 9,362 INTEREST EXPENSE 9,047 8,645 8,674 7,653 7,710 7,707 NON-CASH UNIT COMPENSATION EXPENSE 2,480 1,343 (99) 1,833 1,566 1,714 ASSET IMPAIRMENTS AND DISPOSALS 244 — 2,484 1,237 1,981 24 CHANGES IN THE FAIR VALUE OF DERIVATIVE INSTRUMENTS (3,463) 769 1,565 — — — CHESAPEAKE TERMINAL EVENT, NET (804) 16,590 — — — — TRANSACTION EXPENSES (7) 153 171 344 551 2,532 ADJUSTED EBITDA $21,072 $17,573 $31,939 $25,799 $23,349 $21,294 LESS: INTEREST EXPENSE NET OF AMORTIZATION OF DEBT ISSUANCE COSTS, DEBT PREMIUM AND ORIGINAL ISSUE DISCOUNTS $8,772 $8,373 $8,388 $7,261 7,323 7,326 MAINTENANCE CAPITAL EXPENDITURES 1,226 388 1,483 857 1,561 452 DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO ENVIVA PARTNERS, LP $11,074 $8,812 22,068 $17,681 $14,465 $13,517 LESS: DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO INCENTIVE DISTRIBUTION RIGHTS 1,400 1,264 1,129 1,063 669 537 DISTRIBUTABLE CASH FLOW ATTRIBUTABLE TO ENVIVA PARTNERS, LP LIMITED PARTNERS $9,674 $7,548 $20,939 $16,618 $13,796 $12,980

NON-GAAP FINANCIAL MEASURES RECONCILIATION (CONT.) The following table provides a reconciliation of gross margin to adjusted gross margin per metric ton: See Note 1 of our financial statements, Description of Business and Basis of Presentation, to our 2017 Annual Report on Form 10-K (the “10-K”) and slide 41 for basis of presentation. (RECAST) 1)As of January 1, 2018, the Partnership adopted Financial Accounting Standards Board Accounting Standards Codification 606 (“ASC 606”). For periods before January 1, 2018, AGM per metric ton has been adjusted to reflect the impact of ASC 606 for comparison purposes only 44 THREE MONTHS ENDED TWELVE MONTHS ENDED June 30, 2018 March 31, 2018 DEC 31, 2017 SEP 30, 2017 (RECAST) JUN 30, 2017 (RECAST) MAR 31, 2017 (RECAST) DEC 31, 2017 DEC 31, 2016 (RECAST) DEC 31, 2015 $ THOUSANDS, EXCEPT PER METRIC TON $ THOUSANDS, EXCEPT PER METRIC TON RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN PER METRIC TON: METRIC TONS SOLD 699 648 805 668 628 623 2,724 2,346 2,374 GROSS MARGIN $16,316 $(4,541) $25,721 $20,382 $16,331 $16,368 $78,802 $76,772 $59,540 LOSS ON DISPOSALS OF ASSETS 244 — 1,657 1,237 2,005 — 4,899 2,386 2,081 DEPRECIATION AND AMORTIZATION 9,818 9,304 10,800 9,707 10,039 9,358 39,904 27,700 30,692 ADJUSTED GROSS MARGIN $26,378 $4,763 $38,178 $31,326 $28,375 $25,726 $123,605 $106,858 $92,313 ADJUSTED GROSS MARGIN PER METRIC TON $37.74 $7.35 $47.43 $46.90 $45.18 $41.29 $45.38 $45.55 $38.89 AGM PER METRIC TON, adjusted for ASC 6061 $37.74 $7.35 $43.88 $43.27 $42.35 $38.57 $42.19 $41.51 $37.13

NON-GAAP FINANCIAL MEASURES RECONCILIATION (CONT.) The following table provides a reconciliation of the estimated range of distributable cash flow and adjusted EBITDA to the estimated range of net income. Guidance was provided on February 22, 2018: 1)Although we believe that the Partnership’s full-year 2018 guidance for adjusted EBITDA and distributable cash flow remains achievable despite the Chesapeake Incident, the actual amounts we report for any specific quarter and for full-year 2018 is partially dependent on the amount of recoveries from insurers and other responsible parties, the timing and performance of which are not entirely within the Partnership’s control 2)Prior to any distributions paid to our general partner 45 TWELVE MONTHS ENDING DECEMBER 31, 2018 ESTIMATED NET INCOME (LOSS) ADD: $28.5 – 32.5 DEPRECIATION AND AMORTIZATION 42.5 INTEREST EXPENSE 34.5 NON-CASH UNIT COMPENSATION EXPENSE 7.0 ASSET IMPAIRMENTS AND DISPOSALS 5.0 TRANSACTION EXPENSES 0.5 ESTIMATED ADJUSTED EBITDA1 $118.0 – 122.0 LESS: INTEREST EXPENSE NET OF AMORTIZATION OF DEBT ISSUANCE COSTS AND ORIGINAL ISSUE DISCOUNTS 33.5 MAINTENANCE CAPITAL EXPENDITURES 5.0 ESTIMATED DISTRIBUTABLE CASH FLOW1,2 $79.5 – 83.5

NON-GAAP FINANCIAL MEASURES RECONCILIATION (CONT.) The following table provides a reconciliation of estimated adjusted EBITDA to estimated net (loss) income, in each December 31, 2018 and December 31, 2019, associated with the Wilmington terminal and related contracts (in millions): case for the twelve months ending 46 TWELVE MONTHS ENDING DECEMBER 31, 2018 TWELVE MONTHS ENDING DECEMBER 31, 2019 ESTIMATED NET (LOSS) INCOME $(2.1) $0.9 ADD: DEPRECIATION AND AMORTIZATION 4.3 4.3 INTEREST EXPENSE 2.8 2.8 ESTIMATED ADJUSTED EBITDA $5.0 $8.0

NON-GAAP FINANCIAL MEASURES RECONCILIATION (CONT.) Our Sponsor’s estimates of incremental adjusted EBITDA for the Wilmington terminal, the Hamlet plant, and the Greenwood plant are based on numerous assumptions that are subject to significant risks and uncertainties. The assumptions underlying our Sponsor’s estimates of incremental adjusted EBITDA generated by certain of its assets are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks and uncertainties that could cause actual results and amounts to differ materially from those estimates. For more information about such significant risks and uncertainties, please see the risk factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC. A reconciliation of Wilmington’s estimated incremental adjusted EBITDA to account for anticipated throughput from the Hamlet plant to the closest GAAP financial measure, and an estimate of incremental adjusted EBITDA for the Hamlet plant, the Greenwood plant, or other potential drop-downs of deep-water marine terminal(s) or wood pellet production plant(s), are not provided because the GAAP net income to be generated by the Wilmington terminal, the Hamlet plant, the Greenwood plant, or other potential drop-downs of deep-water marine terminal(s) or wood pellet production plant(s) is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of the additional payment for the Wilmington terminal due upon first deliveries from the Hamlet plant, the Hamlet drop-down, the Greenwood drop-down, or other potential drop-downs of deep-water marine terminal(s) or wood pellet production plant(s) is not available at this time. 47 env1va Contact: Ray Kaszuba Senior Vice President,Finance and Treasurer +1240-482-3856 ir@envivapartners.com